FFTW FUNDS, INC.
                          PROSPECTUS DATED MAY 1, 2000
                         SUPPLEMENT DATED JULY 24, 2000

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND FOR THE EMERGING MARKETS PORTFOLIO IN THE RISK/RETURN SUMMARY CHART ON PAGE 10 OF THE
PROSPECTUS:

PRINCIPAL INVESTMENT STRATEGIES: The Portfolio invests primarily in debt securities issued or guaranteed by foreign governments in emerging or developing market countries. The performance objective of the Portfolio is to outperform the JP Morgan Emerging Markets Bond Index Global Constrained. The Adviser/Sub-Adviser allocates the Portfolio's investment assets among various emerging markets countries (and currencies). Such allocations are not expected to be comparable to, nor as diverse as the allocations accorded to such markets (and currencies) by the major bond market indices. Portfolio managers will screen out credit or default risks and highlight potentially risky emerging market currencies by employing a fundamental economic analysis and internally developed models.

DURATION: The Portfolio's average U.S. dollar-weighted duration generally will not differ from the average duration of the JP Morgan Emerging Markets Bond Index Global Constrained by more than one year. As of December 31, 1999, the duration of the JP Morgan Emerging Markets Bond Index Global Constrained was
4.44 years.

THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND FOR THE EMERGING MARKETS PORTFOLIO IN THE AVERAGE ANNUAL TOTAL RETURN CHART ON PAGE 19 OF THE
PROSPECTUS:

-------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS    PAST      PAST     PAST       SINCE
(FOR THE PERIODS ENDING         1 YEAR    5 YEARS  10 YEARS   INCEPTION
DECEMBER 31, 1999)                                            (8/12/97)
-------------------------------------------------------------------------------
Emerging Markets Portfolio      11.73%     N/A        N/A      -0.51%
-------------------------------------------------------------------------------
   JP Morgan Emerging
   Local Markets Index Plus     12.47%     N/A        N/A       8.65%
-------------------------------------------------------------------------------
   JP Morgan Emerging
   Markets Bond Index Plus      25.97%     N/A        N/A       2.68%
-------------------------------------------------------------------------------
   Constructed Benchmark
   (Consisting of 60% JP Morgan
   Emerging Local Markets
   Index Plus and 40% JP Morgan
   Emerging Markets Bond Index
   Plus)                        17.89%     N/A        N/A       6.86%
-------------------------------------------------------------------------------
   JP Morgan Emerging Markets
   Bond Index Global
   Constrained+                 19.56%     N/A        N/A       2.99%

+ Effective June 1, 2000, the Emerging Markets Portfolio changed its performance benchmark index from the Constructed Benchmark (consisting of 60% JP Morgan

  Emerging Local Markets Index Plus and 40% JP Morgan Emerging Markets Bond

  Index Plus) to the JP Morgan Emerging Markets Bond Index Global Constrained

  because the new index better reflects the investment strategy of the

  Portfolio.

THE  FOLLOWING  INFORMATION  REPLACES  INFORMATION  FOR  THE  EMERGING  MARKETS
PORTFOLIO  FOUND  UNDER  THE  HEADING  "PORTFOLIO  MANAGERS"  ON PAGE 23 OF THE
PROSPECTUS:

LIAQUAT AHAMED, MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER. Mr. Ahamed is responsible for the management of the Emerging Markets Portfolio. He joined FFTW in 1988, and from 1989 to 1996 was based in the London office, responsible for global fixed income portfolios. Prior to joining FFTW, he worked at the World Bank. Mr. Ahamed has a BA in economics from Trinity College, Cambridge University (1974) and an AM in economics from Harvard University (1977), where he was a teaching assistant. He is a member of the American Economics Association.